Exhibit 10.14

STRONGBRIDGE BIOPHARMA PLC

NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

The purpose of the Strongbridge Biopharma plc Non-Employee Director Equity Compensation Plan (the “Plan”) is to provide non-employee members of the Board of Directors (the “Board”) of Strongbridge Biopharma plc (the “Company”) with the opportunity to receive grants of nonqualified stock options and stock awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1. Administration
(a) Administrator. The Plan shall be administered and interpreted by the Board and all grants made hereunder shall be approved by the Board.

(b) Board Authority.  The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size, and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; (v) accelerate the vesting, exercisability, or lapse of any forfeiture condition with respect to an Award; and (vi) deal with any other matters arising under the Plan.

(c) Board Determinations.  The Board shall have full power and authority to administer, construe and interpret the Plan, correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award or Award Agreement, make factual determinations and adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Board’s interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) Limitation of Liability. To the maximum extent permitted by law, no member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Board may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Board, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.

2. Awards

Awards under the Plan may consist of grants of nonqualified stock options as described in Section 5 (“Options”), as stock awards as described in Section 6 (“Stock Awards”), and restricted stock units as described in Section 6 (“RSUs”) (hereinafter collectively referred to as “Awards”).

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All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Award Agreement”).  The Board shall approve the form and provisions of each Award Agreement.  Awards under a particular Section of the Plan need not be uniform as among the Grantees.

3. Shares Subject to the Plan

(a) Shares Authorized.  Subject to adjustment as described below, the aggregate number of ordinary shares of par value US$0.01 each of the Company (“Company Stock”) that may be issued or transferred under the Plan is 828,904 (the “Share Pool”). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(b) Automatic Share Pool Increase. The Share Pool shall be increased on the first day of each Fiscal Year beginning with the 2016 fiscal year, in an amount equal to one-half percent (0.5%) of the outstanding shares of Company Stock on the last day of the immediately preceding fiscal year.

(c) Adjustments to Share Pool.  The Share Pool shall be reduced, on the date of grant, by one share for each Award granted under the Plan; provided that Awards that are valued by reference to shares of Company Stock but are required to be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent Options terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any Stock Awards or RSUs (including restricted stock received upon the exercise of Options) are forfeited, the shares of Company Stock subject to such Awards shall again be available for Awards under the Share Pool. Notwithstanding the foregoing, shares tendered by Grantees, or withheld by the Company, as full or partial payment to the Company upon the exercise of Options granted under the Plan,  shall not become available for issuance under the Plan.

(d) Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Awards, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Awards, the kind of shares issued under the Plan, and the price per share of such Awards shall be adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Board shall be final, binding, and conclusive.

4. Eligibility for Participation
(a) Eligible Persons. All members of the Board who are not employees (“Non-Employee Directors”) shall be eligible to participate in the Plan.

(b) Selection of Grantees.  The Board shall select the Non-Employee Directors to receive Awards and shall determine the number of shares of Company Stock subject to a particular Award in such manner as the Board determines.  Non-Employee Directors who receive Awards under the Plan shall hereinafter be referred to as “Grantees.”

5. Granting of Options

The following provisions are applicable to Options.

(a) Number of Shares. The Board shall determine the number of shares of Company Stock that shall be subject to each Award of Options.
(b) Type of Option and Price.

(i) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted.

(ii) If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines.

(iii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.  The Board shall determine the Fair Market Value based upon the application of a reasonable valuation method that considers all material information available to the Board.  The Board may engage outside advisors, valuation experts and counsel to assist the Board in making a determination of Fair Market Value for purpose of the Plan.

(c) Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.

(d) Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Award Agreement.  The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.  The Board may provide in an Award Agreement that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, and (C) any other restrictions determined by the Company.

(e) Termination of Service, Disability, or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is providing service to the Company as a member of the Board.  In the event that a Grantee ceases to provide service to the Company for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to provide service to the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board or in the Award Agreement, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to provide service to the Company shall terminate as of such date.

(ii) In the event the Grantee ceases to provide service to the Company on account of a removal from the Board for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to provide service to the Company.  In addition, notwithstanding any other provisions of this Section 5, if the a majority of disinterested members of the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is providing service to the Company or after the Grantee’s termination of service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Grantee ceases to provide service to the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to provide service to the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to provide service to the Company shall terminate as of such date.

(iv) If the Grantee dies while providing service to the Company or within 90 days after the date on which the Grantee ceases to provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to provide service to the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the

Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to provide service to the Company shall terminate as of such date.
(v) For purposes of this Plan:

(A)  “Provide service to the Company” shall mean service as a member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards or RSUs, a Grantee shall not be considered to have terminated service until the Grantee ceases to be a member of the Board), unless the Board determines otherwise.

(B) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or as otherwise determined by the Board.

(C) “Cause” shall mean that the Grantee has been convicted of a felony or crime involving moral turpitude; or a determination by a majority of the disinterested members of the Board that the Grantee has engaged in any of the following: (i) malfeasance in office; (ii) gross misconduct or neglect; (iii) false or fraudulent misrepresentation inducing the Grantee’s appointment to the Board; (iv) willful conversion of corporate funds; or (v) disclosure of trade secrets or confidential information of the Company to persons not entitled to receive such information.

(f) Exercise of Options.  A Grantee may exercise an Option that has become vested and exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option (i) in cash; (ii) by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price; (iii) after an initial public offering of the Company’s stock as described in Section 17(b) (a “Public Offering”), payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or (iv) by such other method as the Board may approve.  In addition, the Grantee may elect to settle the Option on a “net basis” by taking delivery of the number of Company Stock equal to Fair Market Value of the shares subject to any Option less the exercise price, any tax (or other governmental obligation) or other administration fees due. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price as specified by the Board.

6. Stock Awards and RSUs

The following provisions are applicable to Stock Awards and RSUs:

(a) General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board shall determine the number of shares of Company Stock subject to a Stock Award and the number of RSUs to be granted to a Grantee, the duration of the period during which, and the conditions, if any, under which, the Stock Award and RSUs may vest or may be forfeited to the Company and the other terms and conditions of such Awards.  The Board may require different periods of service or different performance goals and objectives with respect to different Grantees holding different Stock Awards or RSUs or to separate, designated portions of shares constituting Stock Awards.

(b) Transfer Restrictions and Legend on Stock Certificate. Stock Awards and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Board may determine that Stock Awards and RSUs may be transferred by the Grantee. Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Award.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Board may determine that the Company shall not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company shall retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed. Upon the lapse of the restrictions applicable to a Stock Award, the Company or other custodian, as applicable, shall deliver such certificates to the Grantee or the Grantee’s legal representative.

(c) Payment/Lapse of Restrictions. Each RSU shall be granted with respect to one share of Company Stock or shall have a value equal to the Fair Market Value of one share of Company Stock. RSUs shall be paid in cash, shares of Company Stock, other securities, other Awards or other property, as determined in the sole discretion of the Board, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The amount payable as a result of the vesting of an RSU shall be distributed as soon as practicable following the vesting date and in no event later than the fifteenth date of the third calendar month of the year following the vesting date of the RSU (or as otherwise permitted under Section 409A of the Code); provided, however, that a Grantee may, if and to the extent permitted by the Board, elect to defer payment of RSUs in a manner permitted by Section 409A of the Code.

(d) Termination of Service. Except as otherwise set forth in the Award Agreement, if the Grantee ceases to provide service to the Company, any Stock Award or RSUs held by the Grantee that are subject to the transfer restrictions set forth in Section 6(b) above at such time shall be forfeited. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(e) No Right to Vote and to Receive Dividends.  Prior to the lapse of the transfer restrictions set forth in Section 6(b) above, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

7. Transferability of Awards

(a) Nontransferability of Awards.  Except as provided below, only the Grantee may exercise rights under an Award during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Board may provide, in an Award Agreement, that a Grantee may transfer Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

8. Right of First Refusal; Repurchase Right

(a) Offer.  Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under the Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing:  (i) the name of the proposed transferee of the Company Stock; (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer.  Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Board.

(b) Sale.  In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period.  If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c) Assignment of Rights.  The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 8.  If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining shareholders of the Company in the same proportion that each shareholder’s stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board.  To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

(d) Purchase by the Company. Prior to a Public Offering, if a Grantee ceases to provide service to the Company, the Company shall have the right to purchase, within 60 days of the date that Grantee ceases to provide services to the Company, all or part of any Company Stock distributed to Grantee under the Plan at the Fair Market Value (as defined in Section 5(b)) on the date that Grantee ceases to provide services to the Company (or at such other price as may be established in the Award Agreement); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e) Public Offering. On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 8.

(f) Shareholder’s Agreement.  Notwithstanding the provisions of this Section 8, if the Board requires that a Grantee execute a shareholder’s agreement with respect to any Company Stock distributed pursuant to the Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 8 shall not apply to such Company Stock.

9. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than persons who are shareholders on the effective date of the Plan) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(b) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (ii) a sale or other disposition of all or substantially all of the assets of the Company; or (iii) a liquidation or dissolution of the Company.

(c) Notwithstanding the foregoing, the following acquisitions shall not constitute a Change of Control: (A) an acquisition by the Company or entity controlled by the Company, or (B) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company

10. Consequences of a Change of Control

(a) Assumption of Awards.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Awards shall be assumed by, or replaced with comparable Awards by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

(b) Termination of Awards. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), in the event the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Awards with comparable Awards, (i) the Company shall provide each Grantee with outstanding Awards written notice of such Change of Control; (ii) all outstanding Options shall automatically accelerate and become fully vested and exercisable; (iii) all outstanding Stock Awards shall become vested and deliverable in accordance with Section 6(b); and (iv) all outstanding RSUs shall become vested and deliverable in accordance with Section 6(c).

(c) Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Board may take one or both of the following actions:  the Board may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options; or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

11. Requirements for Issuance or Transfer of Shares

(a) Shareholder’s Agreement.  The Board may require that a Grantee execute a shareholder’s agreement, with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed pursuant to the Plan.

(b) Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board.  The Board shall have the right to condition any Award made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan shall be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations, and interpretations, including any requirement that a legend be placed thereon.

(c) Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a

Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12. Amendment and Termination of the Plan

(a) Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable laws or, after an Initial Public Offering, to comply with applicable stock exchange requirements.

(b) Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(c) Termination and Amendment of Outstanding Awards.  A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 18(b).  The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Award.  Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13. Funding of the Plan

The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.  In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

14. Rights of Participants

Nothing in the Plan shall entitle any Non-Employee Director or other person to any claim or right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by the Company or any other employment rights.

15. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award.  The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16. Headings

Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17. Effective Date of the Plan
(a) Effective Date. The Plan shall be effective on September 3, 2015.

(b) Public Offering.  The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

18. Miscellaneous

(a) Withholding.  To the extent required by applicable Federal, state or local law, a Grantee must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

(b) Compliance with Law.  The Plan, exercise of Options, restrictions of Stock Awards and obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, after a Public Offering, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 409A of the Code, that Plan provision shall cease to apply.  The Board may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.  The Board may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Board may, in its sole discretion, agree to limit its authority under this Section.

(c) Grantees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Awards on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda, and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d) Governing Law.  The validity, construction, interpretation, and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.